CENTURY II SURVIVORSHIP VUL
Issued Through
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
By
KANSAS CITY LIFE INSURANCE COMPANY

Supplement Dated June 13, 2002
to Prospectus Dated May 1, 2002

This supplement describes an additional option to make partial surrenders under your Contract via telephone. The following disclosure replaces disclosure in the Survivorship VUL prospectus as indicated below.

Replace the first paragraph in the section, “Partial Surrenders,” on page 38 of your prospectus with the following:

You may make partial surrenders under your Contract at any time subject to the conditions below. You may submit a Written Request or make your request by telephone if you have provided proper authorization to us. (See “Telephone, Facsimile, Electronic Mail and Internet Authorizations,” page 51) Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300. If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone. We will assess a partial surrender fee. (See “Partial Surrender Fee,” page 31) We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, “partial surrender amount”).

Replace the first sentence of the last paragraph in the section, "Partial Surrenders," on page 38 of your prospectus with the following:

We will process partial surrender requests as of the date we receive your Written Request or request by telephone.

Add the following after the first sentence in the section, "Telephone, Facsimile, Electronic Mail and Internet Authorizations," on page 51 of your prospectus:

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.

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This supplement should be retained with your Survivorship VUL prospectus for future reference. If you have any questions or would like to request a current prospectus, please contact Kansas City Life’s Home Office at (800) 616-3670.